UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2009

CommerceFirst Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-51104	52-2180744
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

1804 West Street, Suite 200, Annapolis MD  21401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  410.280.6695

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Compensatory Arrangements of Certain Officers

On January 26, 2009, CommerceFirst Bancorp, Inc. (the “Company”) approved and executed an amendment to the employment agreement of Richard J. Morgan, the President and Chief Executive Officer of the Company and CommerceFirst Bank, the wholly owned subsidiary of the Company, to extend the term of the agreement for a period of five years.  Prior to the amendment, the term of Mr. Morgan’s agreement extended until August 15, 2009.  As amended, the agreement will expire on August 15, 2014.  Except for the extension of the term, the terms and conditions of Mr. Morgan’s employment were not changed.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

99                                    Extension of President Employment Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCEFIRST BANCORP, INC.

By:	/s/ Richard J. Morgan
Richard J. Morgan, President & Chief Executive Officer

Dated: January 29, 2009